SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 21, 2000



                                  AZUREL, LTD.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    0-22809                    13-3842844
         --------                   ---------                  ----------
(State or other jurisdiction (Commission File Number)        (IRS Employer
    of incorporation)                                     Identification No.)
==========================  ========================== ========================


                  509 Madison Avenue, New York, New York 10022
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 317-0712
       ------------------------------------------------------------------



                                 NOT APPLICABLE
                                 ---------------
          (Former name or former address, if changed since last report)






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Item 5.     Other Events.
            -------------

         On July 21, 2000, Azurel, Ltd. issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          c) Exhibits
             --------

                99.1 Press Release dated July 21, 2000.


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



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AZUREL, LTD.
                                          (Registrant)


Dated:  July 25, 2000                    By: /s/ Steven Barry
                                              ---------------------
                                               Steven Barry
                                               Corporate Secretary




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                              INDEX TO EXHIBITS


Exhibit No.
-----------

  99.1  Press Release dated July 21, 2000.